U. S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)              October 31, 2003
                                               ---------------------------------



                           QUEST PRODUCTS CORPORATION
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         (Exact name of registrant as specified in its charter)



DELAWARE                          33-18099-NY and 33-23169-NY      11-2873662
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(State or other jurisdiction       (Commission                   (IRS Employer
of incorporation)                  File Number)             Identification No.)



                 6900 Jericho Turnpike, Syosset, New York       11791
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(Address of principal executive office)                       (Zip Code)



Registrant's telephone number, including area code            (516) 364-3500
                                                  ------------------------------



                                      N / A
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          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



(a)                 Previous independent accountants
                    --------------------------------

                    (i) On October 27, 2003, Raich Ende Malter & Co. LLP, the independent accountants of Quest Products Corporation ("Registrant"), were dismissed.

                    (ii) The  reports  of Raich  Ende  Malter  & Co.  LLP on the financial statements during the past two fiscal years contained no adverse opinion, disclaimer of opinion or modification of the opinion.

                    (iii)The  Registrant's  Board of Directors  participated  in and approved the decision to change the independent accountants on October 27, 2003.

                    (iv) In  connection  with the audits for the two most recent fiscal years and review of unaudited financial statements through June 30, 2003 there have been no disagreements with Raich Ende Malter & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Raich Ende Malter & Co. LLP would have caused them to make reference thereto in their report on the financial statements.

                    (v) During the two most recent fiscal years and through June 30, 2003, there have been no reportable events (as defined in Regulation S-K item 304(a)(I)(v)).

                    (vi) The  Registant  requested  that Raich Ende Malter & Co.
                         LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit
                         16.1 to this Form 8-K.

(b)                 New independent accountants
                    ---------------------------

                                    The Registrant engaged AJ Robbins, PC as its
         new independent accountants as of October 27, 2003.
         During the two most fiscal years and through June 30, 2003 the Registrant has not consulted with AJ Robbins, PC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K and the related instructions to item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7. Financial Statement and Exhibits

(c) Exhibits:

       16.1      Letter from Raich Ende Malter & Co. LLP dated October 31, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               QUEST PRODUCTS CORPORATION

                               /S/:  HERBERT M. REICHLIN
                               -------------------------
                               Herbert M. Reichlin
                               President and Chief Operating Officer

                  Date: October 31, 2003